CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, C. K. Lawson, President and Treasurer of Armstrong Associates, Inc. (the “Registrant”), certify to the best of my knowledge that:

1.
The Registrant’s periodic report on Form N-CSR for the period ended June 30, 2011 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ C. K. Lawson
C. K. Lawson
President

March 7, 2012